UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 941-8047

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2021, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into an At The Market Offering Agreement (the “Original ATM Agreement”) with H.C. Wainwright & Co., LLC (the “Agent”), to create an at-the-market equity program (the “ATM Program”) under which the Company may, from time to time, offer and sell shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate gross offering price of up to $500,000,000 to or through the Agent.

On December 14, 2022, the Company entered into Amendment No. 1 to the At the Market Offering Agreement with the Agent (the “ATM Agreement Amendment” and, together with the Original ATM Agreement, the “ATM Agreement”). Under the ATM Agreement, the Company may, but has no obligation to, issue and sell up to the lesser number of shares (the “Shares”) of the Company’s Common Stock, that does not exceed (a) $500,000,000 of shares of Common Stock, exclusive of any amounts previously sold under the Original ATM Agreement, (b) the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), or (c) if applicable, the maximum number or dollar amount of shares of Common Stock that can be sold without causing the Company or the offering of the Shares to fail to satisfy the eligibility and transaction requirements for use of Form S-3, including General Instruction I.B.6 of Registration Statement on Form S-3, from time to time through the Agent, or to them, as sales agent and/or principal, on the terms set forth therein.

As of December 9, 2022, the Company has sold $219,733,443.30 aggregate amount of Shares pursuant to the Original ATM Agreement. Following the entry into the ATM Agreement Amendment, the Company will have $500,000,000 of availability under the ATM Program (subject to the limitations set forth above).

As of December 12, 2022, the Company had 15,207,809 authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock). Any Shares sold to or through the Agent will initially be issued pursuant to a prospectus dated March 15, 2021 and a prospectus supplement, dated December 14, 2022 filed with the Securities and Exchange Commission (the “Prospectus Supplement”), in connection with one or more offerings of the Shares pursuant to the Prospectus Supplement. Subject to the terms and conditions of the ATM Agreement, the Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations to sell the Shares from time to time, based upon the Company’s instructions. Sales of the Shares, if any, under the ATM Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Act”), including sales made by means of ordinary brokers’ transactions (including directly on the Nasdaq Capital Market), at market prices or as otherwise agreed between the Company and the Agent. The Agent is not under any obligation to purchase any of the Shares on a principal basis pursuant to the ATM Agreement, except as otherwise agreed by the Agent and the Company in writing pursuant to a separate terms agreement. The Company has no obligation to sell any of the Shares and may at any time suspend offers under the ATM Agreement or terminate the ATM Agreement.

The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to a commission at a fixed commission rate equal to 3.0% of the gross sales price of any Shares sold in the ATM Program. The ATM Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The ATM Agreement contains customary representations, warranties and covenants by the Company, customary conditions to the obligations of the Agent, other obligations of the parties, indemnification obligations of the Company and the Agent, including for liabilities under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and termination provisions. The representations, warranties and covenants contained in the ATM Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the ATM Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the ATM Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the ATM Agreement, and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

From time to time, the Agent and its affiliates have provided, and may provide in the future, various advisory, investment and commercial banking and other services to the Company in the ordinary course of business, for which it has received and may continue to receive customary fees and commissions.

The description of the ATM Agreement Amendment set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the ATM Agreement Amendment, a copy of which is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 10.1 and is incorporated by reference herein.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to the At the Market Offering Agreement, dated December 14, 2022, between CleanSpark, Inc. and H.C. Wainwright & Co., LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	December 14, 2022	By:	/s/ Rachel Silverstein
Rachel Silverstein Senior Vice President of Compliance and General Counsel